SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|X|  Definitive Additional Materials

                     First Litchfield Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

          First Litchfield Financial Corporation
________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                                                  April 19, 2004


Dear Shareholder:

     On behalf of the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company") you are cordially invited to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 19, 2004 at 3:00 p.m. at LaCupola Restaurant, 637 Bantam Road (Route 202), Litchfield, Connecticut.

     The Notice of the Annual Meeting and the Proxy Statement which are enclosed, describe the matters to be voted upon at the meeting. In addition to the specific items on our agenda, we will discuss generally the operations of the Company and its subsidiary, The First National Bank of Litchfield (the
Bank). We welcome any appropriate questions you may have concerning the Company and the Bank, and we will provide time during the meeting for questions from shareholders.

     The enclosed proxy is solicited on behalf of the Board of Directors of the Company, and the expense of the solicitation will be borne by the Company. Any person giving a proxy pursuant to this solicitation may revoke it at any time by written notice given prior to the Annual Meeting of Shareholders or the proxy may be withdrawn and you may vote in person should you attend the meeting. The enclosed proxy will be voted OFORO the proposed slate of five (5) directors unless marked to the contrary. The Board of Directors of the Company currently consists of twelve (12) directors, five of whom have been nominated for re-election at the 2004 Annual Meeting for a term of three (3) years. The nominees for re-election are: George M. Madsen, Alan B. Magary, Gregory S. Oneglia, William J. Sweetman and Patricia D. Werner. In addition, unless marked to the contrary, the enclosed proxy will be voted "FOR" ratification of appointment of McGladrey & Pullen, LLP, as the Company's independent auditors for the year ending December 31, 2004.

     We hope you will be able to attend the meeting, but if you cannot do so, it is still important that your shares be represented at the Annual Meeting. Please execute and date the enclosed proxy and return it as soon as possible in the envelope provided.


                                                         Sincerely,

                                                         /s/ Joseph J. Greco
                                                         -----------------------
                                                         Joseph J. Greco
                                                         President and
                                                         Chief Executive Officer


A copy of the Company's Annual Report to Shareholders, including financial statements of the Company for the fiscal year ending December 31, 2003, is enclosed.

                     FIRST LITCHFIELD FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 19, 2004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2004

To the Shareholders of First Litchfield Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") will be held at 3:00 p.m. on Wednesday, May 19, 2004 at the LaCupola Restaurant, 637 Bantam Rd (Route 202), Litchfield, Connecticut, for the following purposes:

1. To elect five (5) shareholders to the Board of Directors, each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement.

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2004.

3. To transact such other business as may properly come before the meeting, or any adjournments thereof.

      Only those Shareholders of record at the close of business on the 6th day of April, 2004 are entitled to notice of, and to vote at this Annual Meeting. A list of those Shareholders will be available for inspection by shareholders for ten (10) days preceding the meeting at the office of the Assistant Secretary of the Company at the Company's main office, 13 North Street, Litchfield, Connecticut, and will also be available for inspection by shareholders at the meeting itself.

                                        BY ORDER OF THE BOARD OF DIRECTORS OF
                                        FIRST LITCHFIELD FINANCIAL CORPORATION

                                        /s/ Stephen M. Riley, II
                                        ----------------------------------------
                                        Stephen M. Riley, II
                                        Assistant Secretary

April 19, 2004

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO STEPHEN M. RILEY, II, ASSISTANT SECRETARY OF FIRST LITCHFIELD FINANCIAL CORPORATION, IN WRITING PRIOR TO THE TAKING OF A VOTE.

            Proxy Statement of First Litchfield Financial Corporation

                        ANNUAL MEETING OF SHAREHOLDERS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                  May 19, 2004

                             SOLICITATION OF PROXIES

      The enclosed proxy (the "Proxy") is solicited by the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company"), 13 North Street, Litchfield, Connecticut, 06759, for use at the Annual Meeting of Shareholders, to be held on Wednesday, May 19, 2004, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 19, 2004. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition to this solicitation by mail, directors, officers and employees of the Company, and its subsidiary The First National Bank of Litchfield (the "Bank"), without additional compensation, may make solicitations personally or by telephone or telegraph. The Company will reimburse banks, brokerage firms and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy materials to the beneficial owners of such shares.

                       OUTSTANDING STOCK AND VOTING RIGHTS

      The Board of Directors of the Company has fixed the close of business on April 6, 2004 as the Record Date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 1,910,973 shares of the common stock of the Company (par value $.01 per share) were issued and outstanding and held of record by approximately 431 Shareholders (the "Common Stock"), each of which shares is entitled to one vote on all matters to be presented at the Annual Meeting. The holders of one-third of the Company's Common Stock must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted as present for establishing a quorum. No other class of the Company's capital stock is outstanding or entitled to vote at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote. The affirmative vote of the majority of the votes cast is required to ratify the appointment of the Company's independent auditors. Shareholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

      If the enclosed form of Proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked Proxies will be voted FOR the election of the five (5) nominees for election to the Board of Directors; and FOR ratification of appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2004. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors. The proxies confer discretionary authority to vote on any matter of which the Company did not have notice at least 45 days prior to the date of the Annual Meeting.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

      The following table includes certain information as of April 1, 2004 regarding the principal shareholders (the "Principal Shareholders") of the Company. With the exception of the Principal Shareholders listed below, the Company is not aware of any beneficial owner of five percent (5%) or more of the Company's Common Stock.

                                                                    Percent of
Name and Address                          Number of Shares          Outstanding
of Beneficial Owner                       Beneficially Owned (1)    Common Stock
-------------------                       ----------------------    ------------

Donald K. Peck                                135,091(2)                7.07%
Litchfield, CT

William J. Sweetman                           102,937(3),(4)            5.39%
Litchfield, CT

Helen W. Buzaid                               132,934                   6.96%
Danbury, CT

----------

      (1) The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security.

      (2) Includes shares owned by, or as to which voting power is shared with spouse.

      (3) Includes options to purchase 5,143 additional shares of the Company's Common Stock.

      (4) Includes 13,882 shares owned by an estate as to which individual has voting power as fiduciary of said estate.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is divided into three (3) classes, each class being approximately equal in size. Each class of directors will stand for re-election once every three (3) years. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting and entitled to vote.

      Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board has fixed the number of directorships at twelve (12). At this Annual Meeting, five (5) directors are to be elected, each for a term of three (3) years and until their successors are elected and qualified. The terms of directors George M. Madsen, Alan B. Magary, Gregory S. Oneglia, William J. Sweetman and Patricia D. Werner expire at the 2004 Annual Meeting. All nominees are now serving as directors. Each of the five (5) directors whose terms expire at this meeting, are nominated for re-election and each has indicated a willingness to serve as a director. If any of them become unavailable, the Proxy may be voted for a nominee or nominees who would be designated by the Board of Directors.

      There are no arrangements or understandings between any of the directors or any other persons pursuant to which any of the above directors have been selected as directors.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR
                                    DIRECTOR

      The following sets forth the name and age of each nominee (the first five
(5) directors listed), and each director who will continue his or her term of office, the year in which each was first elected a director of the Company, and the principal occupation and business experience of each during the past five
(5) years:

                              NOMINEES FOR ELECTION

                         Position Held with                     Expiration Date
Name & Age               the Company                            of Current Term
----------               ------------------                     ---------------

George M.                Director of the Company                      2004
Madsen                   and of the Bank since 1988 (1)
(70)

Alan B.                  Director of the Company                      2004
Magary                   and of the Bank since 2002 (2)
(61)

Gregory S.               Director of the Company                      2004
Oneglia                  and of the Bank since 2002 (3)
(56)

William J.               Director of the Company                      2004
Sweetman                 and of the Bank since 1990 (4)
(57)

Patricia D.              Director of the Company                      2004
Werner                   and of the Bank since 1996 (5)
(57)

                              CONTINUING DIRECTORS

                         Position held with                     Expiration Date
Name & Age               the Company                            of Current Term
----------               ------------------                     ---------------

Clayton L.               Director of the Company                      2005
Blick                    since 1988 and of the
(86)                     Bank since 1953 (6)

Joseph J.                President and Chief Executive                2006
Greco                    Officer and Director of the
(53)                     Company and of the Bank
                         since 2002 (7)

Perley H.                Director of the Company                      2006
Grimes, Jr.              since 1988 and of the
(59)                     Bank since 1984 (8)

Kathleen A.              Director of the Company                      2005
Kelley                   since 2004 and of the
(51)                     Bank since 2004 (9)

Thomas A.                Director of the Company                      2006
Kendall                  and of the Bank since 1999 (3)(10)
(48)

Charles E.               Director of the Company                      2006
Orr                      since 1988 and of the
(68)                     Bank since 1981 (11)

H. Ray                   Director of the Company                      2005
Underwood                and of the Bank since 1998 (12)
(50)

----------

      (1) Mr. Madsen is retired. He formerly served as President of Roxbury Associates, Inc.

      (2) Mr. Magary is retired. He served as principal of Magary Consulting Services through December 1999.

      (3) Mr. Oneglia is Vice-Chairman of O&G Industries, Inc. since 2000. Mr. Oneglia served as President of O&G Industries, Inc. from 1997 to 2000, and served as Vice-President from 1976 to 1997.

      (4)   Mr. Sweetman is the President and Owner of Dwan & Co., Inc.

      (5)   Ms. Werner is the head of the Washington Montessori Association,
            Inc.

      (6)   Mr. Blick is a Partner in the Law Firm of Cramer & Anderson.

      (7) Mr. Greco has served as the President and Chief Executive Officer of the Company and the Bank since June 2002. Mr. Greco served as President and Chief Executive Officer of Marketing Solutions from 1998 to 2002, and served as Senior Vice President of Hudson United Bancorp from 1993 to 1997.

      (8)   Mr. Grimes is a Partner in the Law Firm of Cramer & Anderson.

      (9) Ms. Kelley is the principal in the firm Kelly & Company, CPA's. Ms. Kelley was appointed by the Board on March 25, 2004 to fill the vacancy created by the retirement of Mrs.Fuessenich.

      (10)  Mr. Kendall is a self employed investor.

      (11) Mr. Orr is retired. He served as President of New Milford Volkswagen, Inc. until April 2002.

      (12)  Mr. Underwood is Secretary and Treasurer of Underwood Services, Inc.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors of the Company met six (6) times in 2003. With the exception of Thomas A. Kendall, all directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which such director served during 2003. The Company does not maintain an attendance policy for directors at the Company's Annual Meetings. Nine of the twelve directors of the Company attended the Company's annual meeting on May 21, 2003.

      In 2003, each director of the Company who was not an employee of the Bank, received $300 for each Board meeting attended and $275 for each committee meeting attended. The Chairman of the Board of Directors also receives an annual retainer of $6,000 and each non-officer director of the Company also receives an annual retainer of $5,000 for serving as a director. Directors who are employees of the Bank receive no additional compensation for their services as members of the Board or any board committee.

Board of Directors' Communications with Shareholders

      While the Company's Board of Directors does not have a formal process for shareholders to send communications to the Board, the volume of such communications has historically been de minimus. Accordingly, the Board considers the Company's informal process to be adequate to address the Company's needs. Historically, such informal process has functioned as follows: A Board recipient of a shareholder communication would forward same to the Chairman and Chief Executive Officer for appropriate discussion by the Board and the formulation of an appropriate response. Shareholders may forward written communications to the Board by addressing such comments to the Board of Directors of First Litchfield Financial Corporation, 13 North Street, Litchfield, Connecticut 06759.

      The Board of Directors has established several standing committees to assist in the discharge of its responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibilities, membership and number of meetings of each committee are described below.

Nominating Committee

      The Nominating Committee met one (1) time in 2003. The current Committee members, all of whom are "independent" in accordance with the independence standards of the American Stock Exchange ("AMEX"), are: Perley H. Grimes, Jr., George M. Madsen, Charles E. Orr and H. Ray Underwood. This Committee reviews and evaluates potential candidates for nomination to the Boards of Directors of the Company and the Bank, respectively, and recommends proposed nominees for election as members of the Boards of Directors and committees.

      While the Nominating Committee does not have a formal charter or written policy, the Company utilizes informal procedures and guidelines for the selection and election of directors.

      The procedure for nomination of directors by the Nominating Committee is as follows:

      1. The Nominating Committee, selected by the board from among its members, identifies potential candidates with input from management and other directors and obtains background information on candidate.

      2. The Nominating Committee discusses proposed candidates with the board before contacting such candidates.

      3. The Nominating Committee approaches the candidate and if such candidate is interested, he or she fills out the questionnaire.

      4. After review of the questionnaire, the Nominating Committee decides whether to nominate the candidate.

      In addition, the Company's Bylaws include procedures for nominations by shareholders. A copy of the Company's Bylaws is available by sending a written request to or by calling Stephen M. Riley, II, Assistant Secretary, 13 North Street, Litchfield, Connecticut 06759, (860) 567-6469. The Nominating Committee's process for identifying and evaluating nominees for director, including nominees recommended by shareholders, has historically operated informally and without any differences in the manner in which nominees recommended by shareholders are evaluated.

      The Nominating Committee considers factors such as those summarized below in evaluating Director candidates and believes that the Company's Bylaws and the qualifications and considerations such as those enumerated below provide adequate guidance and flexibility in evaluating candidates.

      o Experience in business or a profession, either active currently or recently retired, and ability to contribute sound judgment to Bank matters.

      o     Participation in community affairs.

      o Residency, whether home or business in the Company's primary marketing area.

      o     Ability to refer desirable business to the Bank.

      o     Having integrity, ethical character and good reputation.

      o Candidates must satisfy applicable qualifications set forth in the Company's Bylaws.

      o Candidates should be willing and able to attend board meetings and board committees (of at least one committee) on a regular basis.

      o Candidates should be independent and not have any significant conflict of interest with the Company or the Bank which cannot be satisfactorily handled by full disclosure and abstention of voting when appropriate.

      The Company has not paid a fee to any third party or parties to identify or assist in identifying or evaluating potential nominees. The Nominating Committee does not discriminate on the basis of sex, race, color, gender, national origin, religion or disability in the evaluation of candidates. All nominees for election as directors at the 2004 Annual Meeting were nominated by the Nominating Committee and Board of Directors.

Compensation Committee

      The Company does not have a Compensation Committee. Rather, the Bank has a Compensation Committee. The Compensation Committee met three (3) times in 2003. The current Committee members are: Alan B. Magary, Gregory S. Oneglia and Patricia D. Werner. The Compensation Committee is responsible for developing policies relating to employee compensation, benefits and incentives, annually evaluating the president and chief executive officer, and making recommendations concerning salaries and other types of compensation to the full Board of Directors of the Bank.

Audit/Compliance and Security Committee

      The Audit/Compliance and Security Committee (the Audit Committee) met five
(5) times in

2003. The current Committee members are: Alan B. Magary, Thomas A. Kendall, H. Ray Underwood and Patricia D. Werner. In addition, the Bank's Auditor & Compliance Officer, Stephen M. Riley, II, attends the Audit Committee Meetings. Subject to the more detailed descriptions set forth in its Charter, this Committee is responsible for oversight of the internal audit function, internal accounting controls, security programs and selection of independent accountants. As of the date of this Proxy Statement, each of the Audit Committee Members is an "independent director" under the AMEX Listing Standards. The members of the Audit Committee bring a range of education, business and professional experience that is beneficial to the Audit Committee's function of the Company and the Bank and is sufficient to enable the Audit Committee to fulfill its responsibility. The Board has determined that at least one member of the Audit Committee qualifies as an audit committee financial expert.

Audit Committee Report

The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                             AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with management. The Audit Committee has also reviewed and discussed with McGladrey & Pullen, LLP ("McGladrey"), the Company's independent auditors, certain matters specified in Statement on Auditing Standards No. 61, communication with Audit Committees, as may be modified or supplemented.

      The Audit Committee has received the written disclosures and the letter from McGladrey required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed McGladrey's independence with respect to the Company with McGladrey.

      Based on the review and discussions referred to in this audit committee report, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

                                        First Litchfield Financial Corporation
                                        Audit Committee

                                        Thomas A. Kendall, Chairman
                                        Alan B. Magary
                                        H. Ray Underwood
                                        Patricia D. Werner

                       COMMON STOCK OWNED BY DIRECTORS AND
                               EXECUTIVE OFFICERS

      The following table sets forth the number and percentage of Common Stock beneficially owned by each current Director, each of the Executive Officers named in the Summary Compensation Table, and the Directors and Executive Officers as a group at April 1, 2004.

                                       Common Shares
Name Of                                Beneficially Owned
Beneficial Owner                       At April 1, 2004 (1)     Percent of Class
----------------                       --------------------     ----------------

Clayton L. Blick                             14,027(3)                 .73%

Joseph J. Greco                               1,035                    .05%

Perley H. Grimes, Jr                         15,693(2)                 .82%

Kathleen A. Kelley                              200                    .01%

Thomas A. Kendall                               668                    .04%

George M. Madsen                             16,749(6)                 .88%

Alan B. Magary                                  220(3)                 .01%

Gregory S. Oneglia                           10,875(3)                 .57%

Charles E. Orr                               14,645(3)                 .77%

William J. Sweetman                         102,937(4)                5.39%

H. Ray Underwood                              2,182                    .01%

Patricia D. Werner                            4,007(5)                 .21%

Carroll A. Pereira                           17,294(3),(7)             .91%

Revere H. Ferris                             40,406(8)                2.27%

Joelene E. Smith                                234                    .01%

All Directors and Executive                 241,172                  12.62%
Officers as a group (16 persons)

Footnotes on next page

----------
      (1) The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

      (2)   Includes options to purchase 2,080 shares of Common Stock.

      (3) Includes shares owned by, or as to which voting power is shared with, spouse or children.

      (4) Includes 13,882 shares owned by an estate as to which individual has voting power as fiduciary of said estate. In addition, the total for Mr. Sweetman includes options to purchase 5,143 shares of Common Stock.

      (5)   Includes options to purchase 3,583 shares of Common Stock.

      (6)   Includes options to purchase 1,560 shares of Common Stock.

      (7)   Includes options to purchase 17,074 shares of Common Stock.

      (8) Includes options to purchase 8,940 shares of Common Stock. In addition, the total for Mr. Ferris includes 19,092 shares of Common Stock held in trusts for which Mr. Ferris serves as trustee.

                               EXECUTIVE OFFICERS

      The following table sets forth information concerning the current Executive Officers of the Company and/or the Bank. Unless otherwise indicated, each person has held the same or a comparable position for the last five years.

      Name and Age               Position Held with the Company and/or Bank
      ------------               ------------------------------------------

      Joseph J. Greco (53)       President, Chief Executive Officer
                                 and Director of the Company and of the Bank since 2002 (1)

      Carroll A. Pereira (48)    Treasurer of the Company, Senior Vice President
                                 and Chief Financial Officer of the Bank since
                                 1984

      Joelene E. Smith (45)      Senior Vice President and Operations Officer of
                                 the Bank since 2003 (2)

      Revere H. Ferris (63)      Senior Vice President and Senior Loan Officer
                                 of the Bank since 1997

      John S. Newton (65)        Senior Vice President and Trust Officer of the
                                 Bank since 1999

      (1) Mr. Greco has served as President and Chief Executive of the Company and Bank since June 17, 2002. Prior to joining the Bank and Company, Mr. Greco served as President and CEO of Marketing Solutions from 1998 to 2002, and served as Senior Vice President of Hudson United Bancorp from 1993 to 1997.

      (2) Ms. Smith has served as Senior Vice President and Operations Officer of the Bank since 2003. Prior to that,Ms. Smith served as VP of Operations and Information Systems and in similar capacities since her employment with the Bank in 1977.

                             EXECUTIVE COMPENSATION

      The following table provides certain information regarding the compensation paid by the Company and the Bank to certain Executive Officers of the Company and the Bank for services rendered in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001. Other than the Named Executive Officers set forth below (the "Named Executive Officers"), no other individual employed by the Company and/or the Bank received aggregate compensation of $100,000 or more during the fiscal year ended December 31, 2003.

                           Summary Compensation Table

                                                                                        Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation                          Awards            Payouts

                                                                                               Securities
                                                                                  Restricted   Underlying
                                                                   Other Annual   Stock        Options/                 All Other
Name and Principal                                                 Compensation   Awards       SARs          LTIP     Compensation
Position                          Year  Salary($)(1)(2)  Bonus($)       ($)       ($)          (#)         Payout($)       ($)
-----------------------------------------------------------------------------------------------------------------------------------
Joseph J. Greco                   2003     $177,985                                                                    $ 23,580(4)
President and Chief               2002     $ 90,197(3)   $10,000                                                       $  5,796(5)
Executive Officer of the
Bank and Company

Revere H. Ferris
Senior Vice President and         2003     $113,786                                                                    $ 14,837(6)
Senior Loan Officer of the        2002     $110,631                                                                    $ 10,622(7)
Bank                              2001     $106,716                                                                    $  8,679(8)

John S. Newton                    2003     $129,115                                                                    $ 16,090(9)
Senior Vice President and         2002     $125,822                                                                    $ 11,018(10)
Trust Officer of the Bank         2001     $119,700                                                                    $  8,883(11)

Carroll A. Pereira
Treasurer of the Company,         2003     $111,327                                                                    $ 15,544(12)
Senior Vice President and         2002     $108,147                                                                    $ 10,706(13)
Chief Financial Officer of the    2001     $100,787                                                                    $  8,403(14)
Bank

Philip G. Samponaro
Secretary, Senior Vice            2003     $114,329                                                                    $ 67,675(15)
President, Chief Administrative   2002     $111,143                                                                    $ 10,786(16)
Officer and Cashier of the Bank   2001     $106,196                                                                    $  8,679(17)
and Secretary of the Company

Footnotes on next page

----------

      (1) The Company furnishes the Named Executive Officers with certain non-cash compensation and other personal benefits aggregating less than 10% of their cash compensation.

      (2) All employees of the Bank, including the above Named Executive Officers, are eligible after 1 year of service to participate in the Bank's 401(k) deferred compensation plan. The Bank's contribution of up to 50% of the first 4% of each employee's voluntary salary reduction contributed to the 401(k) plan becomes immediately vested. The Officer's compensation above is without deduction for their 401(k) contribution.

      (3) Mr. Greco began serving as President and Chief Executive Officer of the Company and the Bank on June 17, 2002.

      (4) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $1,800. Additionally, the amount includes $21,780 awarded to Mr. Greco pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (5) The amount includes $5,796 awarded to Mr. Greco pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (6) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $1,604. Additionally, amount includes $13,233 awarded to Mr. Ferris pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (7) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,155. Additionally, amount includes $7,467 awarded to Mr. Ferris pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (8) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,063. Additionally, amount includes $5,616 awarded to Mr. Ferris pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (9) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer. $2,282. Additionally, amount includes $13,808 awarded to Mr. Newton pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (10) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,228. Additionally, amount includes $7,790 awarded to Mr. Newton pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

----------
      Footnotes continued from previous page

      (11) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,135. Additionally, amount includes $5,748 awarded to Mr. Newton pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (12) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $2,205. Additionally, amount includes $13,339 awarded to Ms. Pereira pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (13) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,180. Additionally, amount includes $7,526 awarded to Ms. Pereira pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (14) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $2,985. Additionally, amount includes $5,418 awarded to Ms. Pereira pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (15) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $2,208. Additionally, amount includes $13,362 awarded to Mr. Samponaro pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.") Additionally, the amount includes $52,105 which can be attributed to the exercise of stock options by the Named Executive Officer. Mr. Samponaro retired on March 31, 2004.

      (16) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,247. Additionally, amount includes $7,539 awarded to Mr. Samponaro pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      (17) Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer, $3,063. Additionally, amount includes $5,616 awarded to Mr. Samponaro pursuant to the Bank's Long Term Incentive and Deferred Compensation Plan. (See "Long Term Incentive and Deferred Compensation Plans.")

      Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

      The following table sets forth information regarding stock options that were exercised, if any, during the last fiscal year, and unexercised stock options held by the Named Executive Officers. The number of options and the per share exercise prices have been adjusted to reflect stock splits and dividends.

                                                                                Number of             Value of Unexercised
                                                                    Securities Underlying                     In-the-Money
                                                                              Unexercised                     Options/SARs
                         Shares Acquired  Value Realized       Options/SARs at FY-End (#)                 At FY-End ($)(1)
Name                     on Exercise (#)          ($)(2)    Exercisable/Unexercisable (3)    Exercisable/Unexercisable (3)
--------------------------------------------------------------------------------------------------------------------------
Revere H. Ferris                      0                0                            8,940                        $  80,594

Carroll A. Pereira                    0                0                           17,074                        $ 188,288

Philip G. Samponaro               3,885           52,105                           17,074                        $ 188,288

----------
      (1) Represents the difference between the fair market value price of the Company's Common Stock at December 31, 2003, $21.75, and the exercise price of options, multiplied by the number of options. No SARs have been granted by the Company. Options are in the money if the fair market value of the underlying securities exceeds the exercise or base price of the options.

      (2) Represents the difference between the closing bid price of the Company's common stock on the date the options are exercised and the exercise price of options, multiplied by the number of options.

      (3)   All options are exercisable.

Agreements with Management

      While there are no employment contracts between the Company and any of its Executive Officers, there are change of control agreements between the Bank and its Executive Officers. These agreements provide that in certain instances, if the Executive Officer is terminated or reassigned within twenty-four (24) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to twenty-four (24) months salary, reasonable legal fees and expenses incurred by the Executive Officer as a result of such termination or reassignment, and continued participation in certain benefit plans.

Agreements with Employees

      While there are no employment contracts between the Company and any of its employees, there are change of control agreements between the Bank and twenty-three (23) employees who have been employed by the Bank for more than ten years. These agreements provide that in certain instances, if the employee is terminated or reassigned within six (6) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to six (6) months salary, reasonable legal fees and expenses incurred by the employee as a result of such termination or reassignment, and continued participation in certain benefit plans.

Long Term Incentive and Deferred Compensation Plans

     The Bank has entered into Long Term Incentive Retirement Agreements (the "Executive Incentive Agreements") with its Executive Officers to encourage the Executives to remain employees of the Bank. The Executive Incentive Agreements will trigger the award of deferred bonuses to the its Executive Officers if specified Bank performance objectives are achieved, based upon a formula approved by the Board of Directors and upon which tax deferred earnings will accrue at rates which will generally range between 4% and 15%. Amounts are awarded after the end of each fiscal year. Such awards will immediately vest 20% per additional year of service subsequent to the year with respect to which the award is granted with 100% vesting upon a change in control, termination without cause, or at normal retirement or at age 55 with 20 years of service. If the Executive Officer dies while serving as an executive officer of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the Executive Incentive Agreements) if the Bank acquires and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Executive Officer's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over fifteen (15) years.

      The Bank has entered into Long Term Incentive Retirement Agreements with each of its Directors (the "Director Incentive Agreements") to reward past service and encourage continued service of each Director. In addition, in December 2002, the Bank entered into Long Term Incentive Retirement Agreements with two newly appointed directors, Gregory S. Oneglia and Alan B. Magary. The Director Incentive Agreements will award a director with a right to earn and defer the receipt of a bonus in an amount or percentage of director and retainer fees, and have earnings accrue on such amounts at a rate anticipated to be between 4% and 15% and generally equivalent to the appreciation in the Company's stock price over the period of time for which the fees are deferred pursuant to the Director Incentive Agreements if specified Bank performance objectives are achieved. All amounts in the Director Incentive Agreements will immediately vest 20% per additional year of service with 100% vesting upon a change in control, at normal retirement or full term years of service. If a participant dies while serving as an outside director of the Bank, the amount payable to the participant's beneficiary is projected to be equivalent to the participant's projected retirement benefit (as defined in the Director Incentive Agreements) if the Bank has acquired and maintains a corporate life insurance policy on the life of the participant at the time of death (see below). Upon retirement, the Director's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over ten (10) years.

      In concert with the Executive and Director Incentive Agreements, the Bank has invested $6. 9 million in universal cash surrender value life insurance. Insurance policies were acquired on the lives of each of the Bank's Executive Officers, four (4) non-senior officers and all but two (2) of the Bank's directors which are designed to recover the costs of the Bank's Executive and Director Incentive Agreements. The policy death benefit has been structured to indemnify the Bank against the death benefit provision of these benefit agreements. The policies were paid with a single premium. Policy cash values will earn interest at a current rate of approximately 4.6% and policy mortality costs will be charged against the cash value monthly. There are no load or surrender charges associated with the policies.

1994 Stock Option Plan For Officers and Outside Directors

      On May 4, 1994, Shareholders approved a stock option plan for officers and outside directors of the Company and the Bank, respectively (the "1994 Stock Option Plan"). The Plan expired on May 4, 1999.

      Pursuant to the 1994 Stock Option Plan, in January 1995, the Board of Directors granted stock options to the Secretary, Mr. Samponaro which as a result of stock splits and dividends allows him to purchase 3,885 shares of the Company's Common Stock at $6.10 per share. Mr. Samponaro retired March 31, 2004. Mr. Samponaro exercised these options during 2003. In January 1996, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allow each such individual to purchase 4,067 shares of the Company's Common Stock at $7.78 per share. In March 2004, Mr. Samponaro exercised these options in accordance with the plan. In January 1997, the Board granted stock options to Ms. Pereira and Mr. Samponaro which as a result of stock splits and dividends allow such individuals to purchase 4,067 shares of Common Stock at an exercise price of $9.24 per share. In January 1998, the Board granted stock options to Ms. Pereira and Messrs. Ferris and Samponaro which as a result of stock splits and dividends allow such individuals to each purchase 4,470 shares of Common Stock at an exercise price of $10.97 per share. In January, 1999, the Board granted options to each of these individuals, which as a result of a stock dividend, allows each individual to purchase 4,470 shares at an exercise price of $14.50 per share.

      Pursuant to the 1994 Stock Option Plan, with the exception of Patricia D. Werner who became a director in 1996, H. Ray Underwood who became a Director in 1998, Thomas A. Kendall who became a Director in 1999, Gregory S. Oneglia and Alan B. Magary, who both became directors in 2002, and Kathleen A. Kelley who became a director in 2004, each outside director who is not an officer of the Company or the Bank ("Outside Director") as well as retired Directors Clock and Field, received stock options, which are presently exercisable, to purchase shares of the Company's Common Stock. More specifically, in May 1994, each Outside Director was granted options, which as a result of stock splits and dividends, allow such individuals to purchase 3,067 shares of Common Stock at $5.29 per share. Directors Blick, Madsen and Orr exercised these options during 2003. Moreover, in June 1995, each Outside Director was granted options, which as a result of stock splits and dividends, allow such individuals to purchase 520 shares of Common Stock at $6.19 per share. Director Orr exercised those options during 2003. In June 1996, each Outside Director was granted options, which as a result of stock splits and dividends, allow such individuals to purchase 520 shares of Common Stock at $8.41 per share. Director Orr exercised those options during 2003. In June 1997, each Outside Director was granted options, which as a result of stock splits and dividends, allow such individuals to purchase 520 shares of Common Stock at an exercise price of $9.33 per share. Director Orr exercised those options during 2003. In June 1998, each Outside Director was granted options, which as a result of a stock dividend, allow each individual to purchase 520 shares of Common Stock at an exercise price of $13.12. Director Orr exercised those options during 2003. Patricia D. Werner has options to purchase 3,583 shares of Common Stock consisting of options to acquire 3,063 shares at $9.37 per share and options to acquire 520 shares at $13.12 per share. In May of 2003, retired Directors Clock and Field exercised all remaining options in accordance with the plan. In accordance with the plan, in January 2004, Directors Blick, Fuessenich, Grimes, Madsen exercised options to purchase a total of 9,689 shares of common stock.

401(k) Plan

      The Bank offers an employee savings plan under Section 401(k) of the Internal Revenue Code. Currently, the Bank makes matching contributions equal to 50% of participant contributions up to the first 4% of pre-tax compensation of a contributing participant. During 2002, the Bank made matching contributions equal to 75% of participant contributions up to the first 4% of pre-tax compensation of a contributing participant. Participants vest immediately in both their own contributions and the Bank's contributions. Employee savings plan expense was $54,632 for 2003 and $91,349 for 2002.

Noncontributory Defined Benefit Pension Plan

      The Bank has a noncontributory defined benefit pension plan that covers substantially all employees who have completed one year of service and have attained age 21. The benefits are based on years of service and the employee's compensation during the last five (5) years of employment. The Bank's funding policy is to contribute amounts to the Plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as the Bank may determine to be appropriate from time to time.

Directors' Fees Plan

      The Company offers Directors the option to defer their Directors' fees. If deferred, the fees are held in a trust account with the Bank. The Bank has no control over the trust. The cost of the related trust assets and corresponding liability was $349,160 and $339,284 at December 31, 2003, and 2002,
respectively.

               CERTAIN TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

      The Bank has had and expects to have in the future, transactions in the ordinary course of its business with Directors, Officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate dollar amount of these loans was $2,579,194 and $2,264,522 at December 31, 2003 and 2002, respectively. During 2003, $512,009 of new loans were made, and repayments totaled $230,501. At December 31, 2003, all loans to Officers, Directors, principal shareholders and their associates were performing in accordance with the contractual terms of the loans.

      During 2003 and 2002, the Bank paid The Business Center a total of $119,908 and $106,522, respectively for purchases of office supplies, equipment and courier services. The owner of The Business Center is the spouse of Clayton
L. Blick, who is a Director of the Company and the Bank.

      Clayton L. Blick and Perley H. Grimes, Jr., both of whom are Directors of the Company and the Bank, are partners in Cramer & Anderson, a law firm which renders certain legal services to the Bank in connection with various matters. During 2003 and 2002, the Bank paid Cramer & Anderson $72,537 and $97,651, respectively for legal services rendered, a portion of which was reimbursed to the Bank by third parties.

      Gregory Oneglia, Director of the Company and the Bank, is a one-sixth owner of property that is leased by the Bank for a branch. During 2003 and 2002, the Bank paid rent expense for that property in the amount of $7,050 and $588, respectively which represents Mr. Oneglia's percentage of ownership in the property.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent (10%) of the Company's Common Stock file with the SEC reports of ownership and changes in ownership of the Company's Common Stock and that such individuals furnish the Company with copies of the reports.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, with the exception of the following, the Company believes that all of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them:

      Mr. Greco filed one Form 4 late to reflect one transaction; Mr. Ferris filed one Form 4 late which reflected one transaction; and Mr. Samponaro filed one Form 4 late to reflect two transactions.

                                  PROPOSAL (2)
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee, in its capacity as a committee of the Board of Directors has selected McGladrey & Pullen, LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. McGladrey & Pullen, LLP has served as the accountants for the Company for the fiscal year ended December 31, 2003. McGladrey & Pullen, LLP's opinion on the Consolidated Financial Statements of First Litchfield Financial Corporation and subsidiary for the year ended December 31, 2003 is included in the First Litchfield Financial Corporation 2003 Annual Report on Form 10-KSB.

      During the period covering the fiscal year ended December 31, 2003, McGladrey & Pullen, LLP and RSM McGladrey, Inc. performed the following professional services:

                     First Litchfield Financial Corporation
                     Principal Accountant Fees and Services
                     Years Ended December 31, 2003 and 2002

Description                                                   2003         2002
--------------------------------------------------------    -------      -------
Audit Fees, consist of fees for professional services
rendered for the audit of the consolidated financial
statements and review of financial statements included
in quarterly reports on Form 10-QSB and services
connected with statutory and regulatory filings or
engagements.                                                $87,433      $86,221

Audit-related Fees are fees principally for professional
services rendered for the audits of the FHLB Qualified
Collateral Report and the financial statements
of Common Trust Fund A, and consultations on various
accounting matters.                                         $ 9,950      $13,327

Tax Service Fees consist of fees for tax return
preparation, planning and tax advice for the Company
and Common Trust Fund A.                                    $ 9,925      $ 8,625

All  Other Fees                                             $     0      $     0

Independence

      The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by McGladrey & Pullen, LLP relating to audit related and tax service matters above, is compatible with maintaining the independence of such accountants.

      A representative of McGladrey & Pullen, LLP will be available at the Annual Meeting to answer questions and will be afforded the opportunity to make a statement if he or she desires to do so.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services, and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expeditious delivery of services is necessary. The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the audited-related fees, tax fees or other fees paid in 2003 and 2002 were approved per the Audit Committee's pre-approval policies.

Required Vote For Ratification of the Independent Auditors

      The affirmative vote of a majority of the shares represented at the meeting is required to ratify the appointment of the independent auditors for the year ending December 31, 2004.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                VOTE FOR RATIFICATION OF THE INDEPENDENT AUDITORS

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the shareholders at the 2004 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying Proxy will vote such Proxy in accordance with the determination of a majority of the Board of Directors.

                            PROPOSALS OF SHAREHOLDERS

      Under the Company's Bylaws, for business proposed by a shareholder (other than director nomination) to be a proper subject for action at an Annual Meeting of Shareholders, in addition to any requirement of law, the shareholder must timely request that the proposal be included in the Company's proxy statement for the meeting. The Company received no such request from any shareholder with respect to the 2004 Annual Meeting.

      In order to be included in the Company's proxy statement and form of proxy for the 2005 Annual Meeting of Shareholders and in order to be a proper subject for action at that meeting, proposals of shareholders intended to be presented to that meeting must be received at the Company's principal executive offices by December 19, 2004, pursuant to proxy soliciting regulations of the SEC. The SEC's rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

      You must be a shareholder of record and must have given timely notice in writing to the Secretary of the Company.

      Your notice must contain specific information required in the Company's Bylaws.

      Any other proposal for consideration by shareholders at the Company's 2005 annual meeting of shareholders must be delivered to, or mailed to and received by, the Company's Assistant Secretary of the Company not less than 45 days nor more than 90 days prior to the date of the meeting if the Company gives at least 30 days notice or prior public disclosure of the meeting date to shareholders.

      Shareholder proposals should be mailed to: Assistant Secretary, Stephen M. Riley, II, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                          ANNUAL REPORT TO SHAREHOLDERS

      The Company files with the Securities and Exchange Commission Annual Reports on Form 10-KSB. A copy of the Company's Annual Report on Form 10-KSB, without exhibits and Annual Report to Shareholders, including consolidated financial statements, may be obtained without charge upon written request to:
Carroll A. Pereira, Treasurer, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                                        By Order of the Board of Directors


April 19, 2004                          Stephen M. Riley, II
                                        Assistant Secretary

     PROXY FOR 2004 ANNUAL MEETING OF FIRST LITCHFIELD FINANCIAL CORPORATION
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION

     The undersigned holder(s) of the Common Stock of First Litchfield Financial Corporation (the Company) do hereby nominate, constitute and appoint Herbert L. Curtiss, Jr. and Arthur B. Webster of Litchfield County, Connecticut, jointly and severally, as our proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on April 6, 2004 at the Annual Meeting of its shareholders to be held at the LaCupola Restaurant, 637 Bantam Road (Route 202), Litchfield, Connecticut on Wednesday, May 19, 2004 at 3:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1) & (2)

(1)   ELECTION OF DIRECTORS:

      To re-elect the following five (5) Directors to the Board of Directors each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement (Nominees:
      George M. Madsen, Alan B. Magary, Gregory S. Oneglia, William J. Sweetman and Patricia D. Werner).

      |_| FOR ALL NOMINEES  |_| WITHHOLD AUTHORITY        |_| FOR ALL NOMINEES
                                TO VOTE FOR ALL NOMINEES      EXCEPT AS WRITTEN
                                                              BELOW:

                                                   _____________________________
                                                   _____________________________

(2)   APPOINTMENT OF AUDITORS:

      To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2004.

      |_| FOR               |_| AGAINST                   |_| ABSTAIN

(3)   OTHER BUSINESS:

      To transact such other business as may properly come before the meeting, or any adjournments thereof. Management knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this Proxy or their substitutes will vote in accordance with the determination of a majority of the Board of Directors.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1; "FOR" THE RATIFICATION OF THE COMPANY'S APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2); AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS.

      DATE: _________________________   PLEASE SIGN, DATE AND RETURN


                                        __________________________________(L.S.)


                                        __________________________________(L.S.)

                                        Please sign exactly as name appears.
                                        When shares are held in more than one
                                        name, including joint tenants, each
                                        party should sign. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, give full title as
                                        such.

  THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE
          TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON
                      SHOULD YOU ATTEND THE ANNUAL MEETING
                             PLEASE SIGN AND RETURN